Exhibit 10.26

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT #2 TO ETHICON-ADVANCED BIOHEALING SUPPLY AGREEMENT

The Ethicon-Advanced BioHealing Supply Agreement between Ethicon, Inc., a New Jersey corporation (acting by and through its Ethicon Products Worldwide Division) (“Ethicon”) and Advanced BioHealing, Inc. (the “Advanced BioHealing”) effective as of November 9, 2006, as amended, supplemented or modified from time to time (the “Agreement”), is hereby amended as provided below. All defined terms used but not defined in this amendment have the meaning given those terms in the Agreement.

The parties agree as follows:

1. Amendment of Paragraph 4 of the Agreement.

Paragraph 4 Price is hereby deleted in its entirety and replaced with the following:

Effective [***], and ending [***], the price for Mesh shall be $[***] per box.

2. Performance Rebate

Advanced BioHealing is entitled to a rebate of [***]% of its Net Purchases from [***], through [***] if, in such [***] period its Net Purchases exceeds $[***].

Advanced BioHealing is entitled to a rebate of [***]% of its Net Purchases from [***], through [***] if, in such [***] period its Net Purchases exceeds the Net Purchases during the prior [***] period.

For purposes of this Agreement, Net Purchases means the [***] of [***] Mesh [***] minus any [***] or [***] and excluding [***].

Ethicon shall pay Advanced BioHealing any rebate due for a given period no later than [***] days after the end of that period.

If the Agreement is terminated for any reason prior the end of a rebate measurement period, Advanced BioHealing shall earn no rebates on purchases during the period in which the Agreement was terminated.

The Company shall pay the Customer any Rebate due for a given period no later than [***] days after the end of that period.

This rebate terminates and supersedes any prior rebate program

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

3. Effect of Amendment This amendment is effective as of February 1, 2009. Except as modified by this amendment, the Agreement remains in effect. This amendment is to be construed as part of the Agreement.

4. Date of Amendment. This amendment is dated as of the date this amendment is signed by the second of the two parties to sign this amendment (as indicated by the dates written under each party’s signature to this amendment). This amendment will be void unless Advanced BioHealing returns this amendment bearing its signature to Ethicon by July 31, 2009.

ETHICON, INC.		ADVANCED BIOHEALING, INC.

By:	/s/ Claudio Vilas	By:	/s/ Kathy McGee
Name: Claudio Vilas		Name: Kathy McGee
Title: Director, Nat’l Accounts Distribution		Title: VP, General Manager

Date: July 30, 2009		Date: July 14, 2009